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                                                                    EXHIBIT 25.1


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          ------------------------

                                  FORM T-1

  STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT
                          OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE

                          ------------------------


CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)____.

                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
        (formerly known as TEXAS COMMERCE BANK NATIONAL ASSOCIATION)
             (Exact name of trustee as specified in its charter)

ORGANIZED UNDER THE LAWS OF                                75-1992896
THE UNITED STATES OF AMERICA                            (I.R.S. employer
(State of incorporation                                identification no.)
if not a National Bank)

P.O. BOX 2320                                                  75221-2320
DALLAS,TEXAS                                                   (Zip Code)
(Address of principal executive offices)

LEE BOOCKER
CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
600 TRAVIS
HOUSTON, TEXAS 77002
(713) 216-2448
(Name, address and telephone
number of agent for service)

                   --------------------------------------

                          DENBURY MANAGEMENT, INC.
             (Exact name of obligor as specified in its charter)


TEXAS                                                           75-2294373

(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                              identification no.)

17304 PRESTON ROAD, SUITE 200
DALLAS,TEXAS                                                        75252
(Address of obligor's principal executive offices)                (Zip Code)


                    % SENIOR SUBORDINATED NOTES DUE 2008
                     (Title of the indenture securities)

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ITEM 1.          GENERAL INFORMATION.

                 Furnish the following information as to the Trustee:

                 (a) Name and address of each examining or supervising authority to which it is subject.

        NAME                                                  ADDRESS
    --------------------------------------------------------------------------
    Comptroller of the Currency                            Washington, D.C.
    Federal Reserve Bank                                   Dallas, Texas
    Federal Deposit Insurance Corporation                  Washington, D.C.
    National Bank Examiners                                Dallas, Texas

                 (b) Whether it is authorized to exercise corporate trust powers.

                 Yes.

ITEM 2.          AFFILIATIONS WITH THE OBLIGOR.

                 If the obligor is an affiliate of the Trustee, describe each such affiliation.

                 None.

ITEM 16.         LIST  OF   EXHIBITS.

                 List below all exhibits filed as part of this statement of eligibility:

                 Exhibit 1.       A copy of the Articles of Association of the Trustee as now in effect.
                 Exhibit 2.       A copy of the certificate of authority of the Trustee to commence business.
                 Exhibit 3.       A copy of the authorization of the Trustee to exercise corporate trust powers.
                 Exhibit 4.       A copy of the existing bylaws of the Trustee.
                 Exhibit 5.       Not Applicable.
                 Exhibit 6.       The consents of the United States institutional trustees required by Section 321(b) of the Trust Indenture Act of 1939.
                 Exhibit 7.       A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.
                 Exhibit 8.       Not Applicable.
                 Exhibit 9.       Not Applicable.





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
                         Exhibit 1.        Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File
                                           No. 333-34045.
                          Exhibit 2        Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-34045.
                          Exhibit 3.       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-34045.
                          Exhibit 4.       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No.333-34045.
                          Exhibit 6.       Incorporated herewith.
                          Exhibit 7.       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-34045.

                          NOTE: All Exhibits with a File No. reference were filed under former name of Texas Commerce Bank National Association

          The answer to Item 2 is based in part on information provided or confirmed by the obligor. The accuracy and completeness of such information is hereby disclaimed by the Trustee.





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                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chase Bank of Texas, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas, on the 15th day of January 1998.



                                     CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                                     By: /s/ MICHAEL A. SCRIVNER
                                        ------------------------------------
                                     Name:   Michael A. Scrivner
                                     Title:  Vice President


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                                   EXHIBIT 6


          Chase Bank of Texas, National Association, as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examinations by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of said Commission for said reports, as provided in
Section 321 of said Trust Indenture Act of 1939.

                                      CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                      By: /s/ MICHAEL A. SCRIVNER
                                         -----------------------------------
                                      Name:   Michael A. Scrivner
                                      Title:  Vice President
                                      Date:   January 15, 1997





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